UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 1, 2007, DCP Midstream Partners, LP, or the Partnership, closed its previously announced acquisition of a 25% limited liability company interest in DCP East Texas Holdings, LLC (“East Texas”), a 40% limited liability company interest in Discovery Producer Services LLC (“Discovery”) and a non-trading derivative instrument (the “Swap”) from DCP Midstream, LLC. The transfer of assets between DCP Midstream, LLC and the Partnership represents a transfer of assets between entities under common control. Transfers of net assets or exchanges of shares between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior years are retroactively adjusted to furnish comparative information similar to the pooling method. On October 17, 2007, the Partnership filed a Current Report on Form 8-K which included supplemental consolidated financial statements of the Partnership as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, accounting for the acquisition similar to the pooling method. The Current Report on Form 8-K also included unaudited supplemental consolidated financial statements as of June 30, 2007 and for the six months ended June 30, 2007 and 2006.

Included herein as Exhibit 99.3 are the audited consolidated financial statements and financial statement schedule of the Partnership as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, as well as the unaudited consolidated financial statements of the Partnership as of June 30, 2007 and for the six months ended June 30, 2007 and 2006. These audited consolidated financial statements and financial statement schedule and unaudited consolidated financial statements give retroactive effect to the acquisition of East Texas, Discovery and the Swap. These audited consolidated financial statements become the Partnership’s historical consolidated financial statements since financial statements covering the date of consummation of the acquisition were filed on November 9, 2007 on Form 10-Q. These audited consolidated financial statements and financial statement schedule replace Items 8 and 15 in the Partnership’s 2006 Form 10-K filed on March 14, 2007. Also, included herein as Exhibit 99.1 is the Selected Financial Data, for which years 2006, 2005 and 2004 are derived from the audited consolidated financial statements, while the remaining periods are derived from the unaudited consolidated financial statements, and replaces Item 6 in the Partnership’s 2006 Form 10-K filed on March 14, 2007. Included herein as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the consolidated financial statements and unaudited consolidated financial statements, and replaces Item 7 in the Partnership’s 2006 Form 10-K filed on March 14, 2007.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 23.1	Consent of Deloitte & Touche LLP on Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 23.2	Consent of Ernst & Young LLP on Consolidated Financial Statements of Discovery Producer Services LLC.

Exhibit 99.1	Selected Financial Data.

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Exhibit 99.3	Consolidated Financial Statements of DCP Midstream Partners, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

		By:	DCP Midstream GP, LP
its General Partner

		By:	DCP Midstream GP, LLC
its General Partner

Date:	January 15, 2008	/s/ Thomas E. Long
		Name:	Thomas E. Long
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Deloitte & Touche LLP on Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 23.2	Consent of Ernst & Young LLP on Consolidated Financial Statements of Discovery Producer Services LLC.

Exhibit 99.1	Selected Financial Data.

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Exhibit 99.3	Consolidated Financial Statements of DCP Midstream Partners, LP.

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